Exhibit 10.28

FIRST AMENDMENT TO LEASE

THIS AGREEMENT MADE THIS 14 DAY OF FEBRUARY, 2006, supplements, modifies, amends and is made a part of that certain Lease Agreement dated 03/18/2005 (Lease) between LAKN MARLTON ASSOCIATES, LLC (Landlord) and EASTERN RESEARCH, INC. (Tenant).

It is the intent and purpose of this Amendment to supplement, modify and amend the Lease as follows and to incorporate said changes as outlined into the above mentioned Lease. Landlord and Tenant agree to make the following exceptions and additions to the Lease, with respect to the Leased Premises:

LEASED PREMISES:	121 Whittendale Drive, Suite B, Moorestown, NJ 08057

SIZE:	85,550 SF

TERM:	Ten (10) Years (02/01/2006-01/31/2016)

RENT:	02/01/2006-03/31/2006:	***
	04/01/2006-01/31/2007:	***
	02/01/2007-01/31/2008:	***
	02/01/2008-01/31/2009:	***
	02/01/2009-01/31/2010:	***
	02/01/2010-01/31/2011:	***
	02/01/2011-01/31/2012:	***
	02/01/2012-01/31/2013:	***
	02/01/2013-01/31/2014:	***
	02/01/2014-01/31/2015:	***
	02/01/2015-01/31/2016:	***

UTILITIES COMMENCE:	February 1, 2006.

Except as amended or changed herein, the Lease as above-mentioned, shall be republished. The new Leased Premises representing 70.87% of the Building shall be governed by any and all of the terms and conditions therein.

IN WITNESS WHEREOF, the parties hereto have set their hands and seals on the above captioned date.

LANDLORD:	LAKN MARLON ASSOCIATES, LLC

	By:	/s/ Howard E. Needleman
Howard E. Needleman, Member

TENANT:	EASTERN RESEARCH, INC.

	By:	/s/ Brian Long
Brian Long, Vice President, Finance & Administration

LEASE AGREEMENT

LANDLORD and TENANT agree to lease the premises for the term at the rent stated and subject to the following terms and conditions (“LANDLORD” and “TENANT” include all landlords and all tenants under this Lease):

DATE OF LEASE: March 18, 2005

LANDLORD:	LAKN MARLTON ASSOC., LLC	TENANT:	EASTERN RESEARCH, INC.
t/a:	THE FORMATION BUILDING		225 Executive Drive

c/o:	Needleman Management. Co., Inc.	Moorestown, NJ 08057
1060 N. Kings Highway; Suite 250
Cherry Hill, NJ 08034

BUILDING:	121 Whittendale Drive; Moorestown, NJ; 08057
LEASED PREMISES:	SUITE: B	SIZE: 90,000 SF to be confirmed per BOMA specs.

TERM:	Ten (10) Years

Beginning:	10/01/2005	SECURITY DEPOSIT:	$zero
Ending:	09/30/2015	% OF BUILDING:	70.87

If Tenant must implement a phased move, Tenant may occupy the Premises at any time prior to the Lease commencement date without obligation to base rent or other additional costs with the exception of direct costs associated with such occupancy.

RENT FOR THE TERM IS:     *** [SEE PARAGRAPHS 1(A)(B)(C) & 5(B)]

Rent is payable in advance on the first day of each month as follows:

10/01/2005-11/30/2005:	***
12/01/2005-09/30/2006:	***
10/01/2006-09/30/2007:	***
10/01/2007-09/30/2008:	***
10/01/2008-09/30/2009:	***
10/01/2009-09/30/2010:	***
10/01/2010-09/30/2011:	***
10/01/2011-09/30/2012:	***
10/01/2012-09/30/2013:	***
10/01/2013-09/30/2014:	***
10/01/2014-09/30/2015:	***

PLEASE MAKE CHECKS PAYABLE TO:	LAKN MARLTON ASSOCIATES, LLC
FORWARD TO:	Needleman Management Co., Inc.
1060 N. Kings Highway; Suite 250
Cherry Hill, NJ 08034

LIABILITY INSURANCE:	Minimum per each person injured:	$1,000,000
	Minimum per any accident:	$1,000,000
	Minimum for property damage:	$1,000,000
BROKER:	Landlord and Tenant recognize CBRE as the Broker who brought about this Lease.

USE OF RENTAL SPACE:	Business office.

1. ADDITIONAL COSTS. [ALSO SEE PARAGRAPH 5(B)]. Tenant will pay its pro rated share (70.87%) of real estate and related taxes, and the aggregate cost of maintaining and operating the Building and its common areas. By January 31st of each year Landlord will submit a proposed budget of operating expenses to Tenant for its review and approval (“Approved Budget”), Tenant shall not be responsible for any Additional Costs in excess of 15% over Approved Budget.

(A)	Operating Costs. As used herein the term “annual operating costs” shall mean the costs to Landlord of operating and maintaining the Property during each calendar year of the term. Such costs will include by way of example rather than limitation: real estate and related taxes; insurance premiums; fees; impositions; general repairs/maintenance; service contracts; snow removal/landscaping; clean, stripe, and maintain parking lot and lights; management fees; governmental permits; overhead expenses; furnishing water, sewer, gas, fuel, electricity, and all other utility services; maintenance of elevator(s); maintenance of security and other protection systems within the Building; janitorial service; trash removal; reasonable capital expenditures amortized over their useful lives; and costs of any other items attributable to operating or maintaining any or all of the Property. However, tenant shall have the option of paying for such services (e.g. janitorial), at its sole discretion. Accordingly, those services would be shown separately and specifically removed when Tenant is being charged for Operating costs. See list of excluded items attached hereto as Exhibit A.

(B)

Computation of Tenant’s Share of Annual Operating Costs. Beginning December 1, 2005, Tenant shall pay a monthly amount of *** toward common area expenses. Operating Costs subject % of Building occupied by Tenant as confirmed by BOMA specs. Initially, this amount shall be based on Landlord’s best estimate of operating costs for the calendar year 2005. Landlord shall provide Tenant with an annual accounting of actual costs described in Paragraph 1(A) for each calendar year at which time any adjustments will be made. Any balance for the year will be due within ten (10) days of presentation of invoice. Any credit will be returned to the Tenant in the reduction of future monthly common area expense payments. An estimated monthly payment shall be determined on a year-by-year basis. Tenant shall have the right to audit all documents related to the calculation of such Annual Operating Costs. Landlord shall make its books and records available for inspection upon reasonable notice from Tenant during regular business hours. Tenant shall have a continuing right to audit Landlord’s charges. Should such as audit indicate that, in any of Landlord’s statements, the amount payable by Tenant has been overstated by Landlord by more than seven and one-half percent (7 1/2%) Landlord shall pay Tenant the reasonable cost of such an audit, together with interest on the overstated amount at the rate of five percent (5%). In any event Landlord shall, within 10 days after Tenant’s notice, repay any amount owing to Tenant as a result of an overstatement (or Tenant may, at Tenant’s election, apply such overstated amount against rent).

(C)	Payments. Tenant shall pay amount billed, to Landlord, within ten (10) days of presentation of invoice.

2. LATE CHARGE. If the Minimum Rent or any Additional Rent is not paid within ten (10) days from the date same is due, Landlord may, at its option, charge a late fee of five percent (3.5%) of the amount due. Should Tenant inadvertently fail to remit rent payment by the 10th day of any month, Landlord agrees to notify Tenant of oversight. Tenant will not be charged a late fee if payment is delivered to Landlord’s office by noon on the 11th day of that month.

3. INSURANCE. Tenant will obtain and keep in effect throughout the Term insurance policy or policies, issued by any insurance carrier reasonably satisfactory to Landlord, providing general comprehensive public liability insurance against claims for personal injury (including death) and property damage in amounts as stated on Page 1 of this Lease.

4. WAIVER OF SUBROGATION. Each party hereto waives any cause of action it might have against the other party on account of any loss or damage insured against under any insurance policy including without limitation liability insurance policies (to the extent such loss or damage is recoverable under such insurance policy) that covers the Building, the Leased Premises, Landlord’s or Tenant’s fixtures, personal property, leasehold improvements or business, and which names Landlord or Tenant, as the case may be, as a party insured. All insurance policies maintained by Landlord or Tenant will, at such parties cost and expenses, if any, contain provisions, waiving the carrier’s rights of recovery under subrogation or otherwise against the other party.

5. BUILDING SERVICES; MAINTENANCE.

(A)	Landlord will provide, within professional standards on each item, the following services and facilities:

1.	Any and all repairs necessary to maintain the roof and general structural integrity of the building and to maintain and keep in good order and condition the building systems serving the Leased Premises, including HVAC, electrical and plumbing systems.

(B)	Tenant will provide, within professional standards on each item, at Tenant’s sole cost and expense, the following services and facilities:

1.	Janitorial services; and,

2.	Repairs and maintenance within the Leased Premises.

(C)	Landlord does not warrant the services and facilities provided for in subparagraph (A) above will be free from slowdown, interruption or stoppage pursuant to voluntary agreement by and between Landlord and governmental bodies and regulatory agencies, or caused by the maintenance, repair, substitution, renewal, replacement or improvements of any of the equipment, involved in the furnishing of any such services or facilities, or caused by changes of services, alterations, strikes, lockouts, labor controversies, fuel shortages, accidents, acts of God or the elements or any other cause beyond the reasonable control of Landlord; and specifically, no such slowdown, interruption or stoppage will cause any abatement of Rent or Additional Rent payable hereunder or in any manner or for any purpose relieves Tenant from any of its obligations hereunder, and in no event will Landlord be liable for damage to persons or property or be in default hereunder as a result of such slowdown, interruption or stoppage, unless caused by Landlord’s gross negligence or willful misconduct. Landlord agrees to use reasonable diligence to resume the affected service upon any cessation of such slowdowns, interruption or stoppage.

(D)	Except to the extent Landlord is obligated to undertake repairs as provided hereinabove, Tenant will keep the Leased Premises and the fixtures contained therein in good, neat and orderly condition, reasonable wear and tear excepted.

6. ALTERATIONS AFTER COMMENCEMENT OF LEASE. Tenant will not make or permit to be made any alterations, improvements or additions to the Leased Premises without, on each occasion, first presenting to Landlord plans and specifications therefore and obtaining Landlord’s prior written consent thereto, which consent will not be unreasonably withheld. If Landlord will consent to such proposed alterations, improvements and additions, Tenant will make the proposed alterations, improvements and additions at Tenant’s sole cost and expense; provided, however: (i) all such alterations will be performed in a good and workmanlike manner, in accordance with all applicable laws, ordinances, codes, rules and regulations, including but not limited to the ADA Code; (ii) such alterations, improvements, and additions will not impair the structural integrity of the Building or any other improvements or reduce the value of the Leased Premises; (iii) Tenant will take or cause to be taken all steps as required or permitted by law in order to avoid the impositions of any mechanic’s, laborer’s or materialman’s lien(s) upon the Leased Premises or Building; and, (iv) the occupants of the Building and of any adjoining real estate owned by Landlord will not be disturbed in any respect with their use and occupancy by reason thereof. All alterations, improvements and additions to the Leased Premises which are constructed, installed or otherwise made by Tenant will be the property of Tenant until the expiration or sooner termination of this Lease, at which time all such alterations, improvements and additions will remain on the Leased Premises and become the property of Landlord without payment therefore by Landlord.

7. COMPLIANCE WITH LAWS; PERMITTED ACTIVITIES. Tenant, at its sole cost and expense, will comply with all laws, ordinances and regulations of federal, state and local authorities and with any direction of any public officer or officers, which will impose any violation, order or duty upon Tenant with respect to the Leased Premises or the use and occupancy thereof, including, but not limited to, obtaining any and all licenses and permits required for the conduct of its business within the terms and conditions of this Lease. Notwithstanding the foregoing, Tenant will not be responsible for remedying (a) any existing violations of any law, ordinance or regulation or (b) any law, ordinance or regulation adopted or enacted in the future that requires structural modifications or capital improvements to the Leased Premises or Building, unless such law, ordinance or regulation is for Tenant’s specific use within the Leased Premises or Building.

Tenant will not do or permit anything to be done in or about the Leased Premises nor bring or keep anything therein which will in any way increase the existing rate of fire or other insurance policy covering the Leased Premises or any part thereof. In the event of any such increase of an existing rate of insurance, or cancellation of any insurance policy, Tenant will bear the full cost of said increase upon presentation by Landlord.

8. LANDLORD’S RIGHT TO ENTRY. Landlord and persons authorized by Landlord may enter the Leased Premises, with Tenant’s prior approval, which shall not be unreasonably withheld, at all reasonable times for the purpose of making such inspections, repairs, alterations to adjoining space, appraisals as Landlord may require or for other reasonable purposes including, but not limited to, exhibiting the Leased Premises to prospective purchasers, tenants and/or mortgagees and enforcement of Landlord’s rights under this Lease. Landlord will not be liable for inconvenience to, or disturbance of Tenant by reason of any such entry. Notwithstanding the foregoing, Landlord will use reasonable efforts, during such entry to not unreasonably interfere with Tenant’s use of the Leased Premises, and will provide Tenant with a minimum of 24 hours advance notice.

9. DAMAGE BY FIRE OR OTHER CASUALTY. In the event of any damage or loss to the Leased Premises by reason of fire or other casualty, Tenant will give immediate notice thereof to Landlord. If the Leased Premises are partially damaged or destroyed by fire or other casualty, Landlord will notify Tenant within thirty (30) days after the fire or casualty, whether or not the Leased Premises can be restored within one hundred twenty (120) days from such notice. In the Landlord’s reasonable judgment, if the Leased Premises can be restored within one hundred twenty (120) days, Landlord will restore the same at Landlord’s expense and will use its best efforts to complete restoration within said time period. In the event the damage cannot be restored within one hundred twenty (120) days, either party, by written notice to the other within five (5) days after receipt of such notice, to be effective thirty (30) days after receipt of such notice, may terminate this Lease and all obligations hereunder. Notwithstanding the foregoing, in no event will Landlord be obligated to expend for any repairs or restoration an amount in excess of the insurance proceeds recovered by Landlord on account of such damage or destruction.

In the event of repair or restoration as herein provided, Minimum Rent and Additional Rent will be abated equitably, in a manner proportionate with the degree in which Tenant’s use of the Leased Premises is impaired commencing from the date of destruction and continuing during the period of such restoration. Tenant will continue operation of its business in the Leased Premises during any such period to the extent commercially reasonably practicable and the obligation of Tenant hereunder to pay all other charges set forth herein will remain in full force and effect. Tenant will not be entitled to any actual or consequential damages or other compensation or damages from Landlord for loss of the use of the whole or any part of the

Leased Premises, or the Building which forms a part of the Leased Premises, Tenant’s personal property or any inconvenience or annoyance occasioned by such damage or reconstruction.

10. INDEMNIFICATION. Tenant will defend, indemnify and hold Landlord harmless from and against any and all loss, cost, liabilities, penalties, damages, expenses (including reasonable attorneys’ fees) and judgments, which may be imposed upon, incurred by, or asserted against Landlord by reason of any violation by Tenant of the provisions of this Lease, or any injury to persons or property of any nature and however caused, arising out of the use, occupancy and control of the Leased Premises at any time during the Term of this Lease or any extension thereof, unless caused by the willful act or negligence of Landlord.

Landlord will defend, indemnify and hold Tenant harmless from and against any and all loss, cost, liabilities, penalties, damages, expenses (including reasonable attorneys’ fees) and judgments, which may be imposed upon, incurred by, or asserted against Tenant by reason of any violation by Landlord of the provisions of this Lease, or any injury to persons or property of any nature and however caused, arising out of the use, occupancy and control of the Leased Premises at any time during the Term of this Lease or any extension thereof, unless caused by the willful act or negligence of Tenant.

11. CONDEMNATION.

(A)	If more than twenty-five percent (25%) of the floor area of the Leased Premises is taken or condemned for a public or quasi-public use (a sale in lieu of condemnation to be deemed a taking or condemnation for purposes of this Lease), this Lease will at either party’s option, upon written notice to the other within fifteen (15) days of the date of such taking or condemnation, terminate as of the date the right of possession in the Leased Premises or portion thereof terminates, and the Minimum Rent and Additional Rent herein reserved will be apportioned and paid in full by Tenant to Landlord to that date and all Minimum Rent and Additional Rent prepaid for periods beyond that date will forthwith be repaid by Landlord to Tenant and neither party will thereafter have any liability hereunder.

(B)	If less than twenty-five percent (25%) of the floor area of the Leased Premises is taken, or if neither Landlord nor Tenant has elected to terminate this Lease pursuant to subparagraph (A), Minimum Rent and Additional Rent will be equitably reduced in proportion to the area of the Leased Premises which has been take for the balance of the Term.

(C)	If all or part of the Leased Premises are taken or condemned, Landlord will be entitled to all compensation awarded upon such condemnation or taking, and Tenant will have no claim thereto, and Tenant hereby expressly waives, relinquishes and releases to Landlord any claim for damages or other compensation to which Tenant might otherwise be entitled because of any such taking or limitation of the leasehold estate hereby created, and irrevocably assigns and. transfers to Landlord any right to compensation or damages to which Tenant may be entitled by reason of the condemnation of all or a part of the Leased Premises, or the leasehold estate. Notwithstanding the foregoing, Tenant will have the right to make a claim for removal and moving expenses and business dislocation damages which may be separately payable to tenants in general under New Jersey law, provided such payment does not reduce the award otherwise payable to Landlord.

12. MECHANICS LIENS. Tenant will promptly pay all contractors and materialmen for work ordered by Tenant or performed for Tenant’s account, so as to minimize the possibility of a lien attaching to the Leased Premises. In the event of any such lien is created or filed, Tenant will bond against or discharge the same within ten (10) days after written request by Landlord. Nothing herein contained will be construed as a consent on the part of the Landlord to subject the fee or the estate of Landlord to liability under the Mechanics Lien Law of New Jersey for work ordered other than by Landlord, it being expressly understood that Landlord has not consented to any such work and Landlord’s estate will not be subject to such liability.

13. LANDLORD’S RIGHT TO PERFORM TENANT’S COVENANTS. If Tenant will any time fail to pay any charge or imposition or perform any other act on its part to be performed, then Landlord, after ten (10) days’ written notice to Tenant and without waiving or releasing Tenant from any obligations hereunder, may pay such charge or sum of money or make any other payment or perform any other act on Tenant’s part to be made or performed, and may enter upon the Leased Premises for any such purpose, and take all such action thereon as may be necessary therefore. Any repairs or maintenance that is required that is not completed in a reasonable amount of time, in the Tenants reasonable determination, by the Landlord may be done by the Tenant. All sums so paid by either party and all costs and expenses incurred by either party in connection with the performance of any such act, together with interest thereon at a rate which is one percent (1%) per annum higher than “New York Prime” as announced from time to time in the Wall Street Journal or similar publication, from the respective dates of either party’s making of each such payment or incurring of each such cost and expense, will constitute a deduction of rent otherwise owed to Landlord or Additional Rent payable by Tenant thereof or otherwise.

14. SUBORDINATION; RIGHTS OF MORTGAGEE. This Lease will be subject and subordinate at all times to the lien of any mortgages and/or ground leases now or hereafter placed upon the Leased Premises or Building which forms a part of the Leased Premises, without the necessity of any further instrument or act on the part of Tenant to effectuate such subordination, provided that such subordination is conditioned upon the holder of any such mortgage’s agreement not to disturb Tenant’s rights under this Lease in the event of any enforcement proceedings under such mortgage. Tenant agrees to execute and deliver, upon demand, such further instrument or instruments evidencing such subordination of this Lease to the lien of any such mortgage and/or ground lease and such further instrument or instruments of attornment as will be desired by any mortgagee or proposed mortgagee or by any other person. Landlord has requested a Subordination Non-Disturbance Agreement (SNDA) from the current lender for Tenant. A copy of said letter is attached to this Lease. Landlord will pursue the attainment of said SNDA and notify Tenant once this request has been granted or denied by lender.

15. TENANT’S CERTIFICATE. Tenant agrees at any time and from time-to-time, within ten (10) days after Landlord’s written request, to execute, acknowledge and deliver to Landlord a written instrument in recordable form certifying the Lease is unmodified and in full force and effect (or if there have been modifications, it is in full force and effect as modified and stating the modifications); the dates to which Minimum Rent, Additional Rent, or other charges have been paid in advance, if any; whether or not, to the best knowledge of the signer of such certificate, Landlord is in default in the performance of any covenant, agreement or condition contained in the Lease and, if so, specifying each such default of which the signer may have knowledge; and such other information as Landlord may request. It is intended that any such certification and statement delivered pursuant to this Paragraph 15 may be relied upon by any prospective purchaser or any mortgagee of the Leased Premises or Building or any part thereof or interest thereon or any assignee of Landlord’s interest in this Lease.

16. DEFAULTS BY TENANT. Landlord will provide Tenant advance written notice in the event of any default. Tenant will have ten (10) days to cure in the event of a monetary default, and thirty (30) days to cure in the event of a non-monetary default. Any one or more of the following will constitute a default by Tenant hereunder, if Tenant during the original Term of this Lease, or any renewal or extension thereof:

(A)	Does not pay in full within ten (10) days after notice is given of all Minimum Rent, Additional Rent, expenses and charges under this Lease; or,

(B)	Violates, fails to perform, or otherwise breaches any term, covenant or condition of this Lease and same is not cured within 30 days after written notice thereof; or,

(C)	Permits leasehold estate or any property of Tenant to be exposed for sale or judgment or execution process by sheriff, marshal, or constable; or,

(D)	Becomes insolvent, makes an assignment for the benefit of creditors, is adjudicated, files a bill in equity, otherwise initiates proceedings for the appointment of a receiver of its assets, files a voluntary petition under the provisions of the United States Bankruptcy Court or under the insolvency laws of any state, which involuntary petition is not discharged within sixty (60) days of filing. In such instances, Landlord may immediately have the rights set forth in Section 17 below, without any further notice; or,

(E)	Records or attempts to record this Lease in an office of public recording; or,

(F)	Assigns or sublets this Lease, except as permitted herein; or,

(G)	Fails to move into or take possession of the Leased Premises upon commencement of the Term.

17. REMEDIES OF LANDLORD. This Lease and term of the estate hereby granted are subject to the conditional limitation that in the event of a default by Tenant, then, at the sole option of Landlord, Landlord may in addition to all other rights and remedies available to it by law or equity or by any other provision of this Lease, at any time pursue once or more often any or all of the following remedies:

(A)	Acceleration of Rent: Minimum Rent for the entire balance of the Term hereof and any Additional Rent, expenses and charges payable under the Lease, together with all costs and expenses, will become immediately due and payable as if by the terms and provisions of this Lease said balance of Minimum Rent, Additional Rent and other expense/charges and every part thereof were on that date payable in advance; and,

(B)	Termination: Whether or not Landlord has accelerated Minimum Rent and Additional Rent, this Lease and the Term hereby created will, at the sole option of Landlord and without waiver of any other rights of Landlord contained herein, terminate and become absolutely void without any right on the part of Tenant to save the forfeiture by payment of any sum due or by the performance of any provisions of this Lease and Tenant will thereupon quit and surrender possession of the Leased Premises to Landlord in the condition required herein and Tenant will remain liable to Landlord as herein required; and,

(C)

Suit for Possession/Reletting of Leased Premises: In any case in which this Lease will have been terminated, or in any case in which Landlord will have elected to accelerate the Minimum Rent and/or Additional Rent and any portion of such sums will remain unpaid, Landlord may, without further notice, enter upon and repossess the Leased Premises, by due process of law, by summary proceedings, ejectment or otherwise, and may dispossess Tenant and remove Tenant and all other persons and property from the Leased Premises and may have, hold and enjoy the Leased Premises and rents and profits therefrom. Landlord may, in its own name, as agent for Tenant, if this Lease has not been terminated, or in its own behalf, if this Lease has been terminated, relet the Leased Premises, or any part thereof, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Term) and on such terms (which may include concessions or free Minimum Rent) as Landlord in its sole discretion and good faith may determine. Landlord may, in connection with any such reletting, cause the Leased Premises to be decorated, altered, divided, and consolidated with other space or otherwise changed or prepared for reletting. No reletting will be deemed a surrender and acceptance of the Leased Premises.

(D)	Measure of Damages: Tenant will, with respect to all periods of time up to and including the expiration of the Term (or what would have been the expiration date in the absence of default or breach) remain liable to Landlord as follows:

(1)	In the event of termination of this Lease on account of Tenant’s default or breach, Tenant will remain liable to Landlord as agreed for liquidated damages (and not as a penalty) an amount equal to the Minimum Rent, Additional Rent and other charges payable under this Lease by Tenant as if this Lease were still in effect, less the net proceeds of any reletting actually collected, after deducting all costs incident thereto (including, without limitation, all repossession costs, brokerage and management commissions, operating and legal expenses and fees, alteration costs and expenses of preparation for reletting), and to the extent such liquidated damages will not have been recovered by Landlord by virtue of payment by Tenant of any accelerated Minimum Rent and/or Additional Rent (but without prejudice to the right of Landlord to demand and receive such Minimum Rent and/or Additional Rent), such liquidated damages will be payable to Landlord monthly upon presentation to Tenant of a bill for the amount due.

(2)	In the event and so long as this Lease will not have been terminated after default or breach by Tenant, Minimum Rent, Additional Rent and all other charges payable under this Lease will be reduced by the net proceeds of any reletting by Landlord (after deducting all costs incident thereto as above set forth) and by any portion of the accelerated Minimum Rent, Additional Rent and other charges paid by Tenant to Landlord, and any amount due to Landlord will be payable monthly upon presentation to Tenant of a bill for the amount due.

(E)	No Responsibility to Relet: Landlord agrees to use best efforts to relet the Leased Premises, and to mitigate any losses. However, Landlord will in no event be responsible or liable for any failure to relet the Leased Premises, or any part thereof, or for any failure to collect any Minimum Rent, Additional Rent or other sum due upon a reletting.

(F)	Remedies Cumulative: All of the remedies herein given to Landlord and all rights and remedies given to Landlord by law and equity will be cumulative and concurrent. It is understood and agreed that termination of this Lease or the taking or recovering of the Leased Premises will not deprive Landlord of any of Landlord’s remedies or actions against Tenant for Minimum Rent and Additional Rent due at the time or which, under terms hereof, would in the future become due as if there had been no termination, nor will the bringing of any action for Minimum Rent, Additional Rent, or other charges, or breach of covenant, or resorting to any other remedy herein provided the recovery of Minimum Rent or Additional Rent be construed as a waiver of the right to obtain possession of the Leased Premises.

(G)	Damages: In no event will Tenant be liable for consequential, incidental, indirect, special, exemplary, or punitive damages.

18. LIMITED LIABILITY OF LANDLORD. Tenant agrees the obligations of Landlord under and with respect to this Lease do not constitute personal obligations of Landlord, or any of its principals, and shall not create or involve any claim against, or personal liability on the part of any of them, and Tenant shall look solely to Landlord’s interest in the Leased Premises for satisfaction of any liability of Landlord in respect to this Lease.

19. SECURITY DEPOSIT. This section is left blank intentionally.

20. ASSIGNMENT OR SUBLEASE BY TENANT. Tenant will not assign this Lease or sublease all or any part of the Leased Premises without Landlord’s prior written consent, excluding wholly owned subsidiaries of the Tenant, which will not be unreasonably withheld, it being understood and agreed however it will not be unreasonable for Landlord to withhold its consent if the reputation, financial responsibility, or business of a proposed assignee or subtenant is unsatisfactory to Landlord. Tenant shall have the right to assign this Lease or sublease without consent to successors or purchasers of the assets or stock of the Tenant. Fifty percent (50%) of any sum received by Tenant as a result of such subletting or assignment which exceeds the total sums Tenant is obligated to pay Landlord under this Lease will be payable to Landlord as additional rent, provided this provision is not applicable to an assignment to a successor or purchaser of the assets or stock of Tenant. The consent by Landlord to sublet or assignment will not constitute consent to any further sublease or assignment. Any sublessee or assignee must agree to be bound by all of the terms and provisions of this Lease. In addition, any permitted assignment or subleasing will not relieve Tenant from its liability under the terms and conditions of this Lease. Tenant will give Landlord a copy of the sublease, both prior to, and upon execution thereof.

21. SUCCESSORS. All rights and liabilities herein given to or imposed upon the respective parties will extend to and be binding upon their heirs, legal representatives, successors and assigns, if permitted under Section 20 except as otherwise provided.

22. WAIVER. Failure of Landlord to insist upon strict performance of any of the covenants or conditions of this Lease or to exercise any option herein conferred in any one or more instances will not be construed as a waiver or relinquishment for the future of any such covenants, conditions or options but the same will be and remain in full force and effect.

23. ENTIRE AGREEMENT. This Lease sets forth all the terms, covenants and conditions between Landlord and Tenant concerning the Leased Premises and there are no terms, covenants and conditions, either oral or written, between the parties other than herein set forth. Except as otherwise provided, no subsequent alteration, amendment, change or addition to this Lease will be binding upon Landlord or Tenant unless reduced to writing and signed by them.

24. LANDLORD’S COVENANT OF QUIET ENJOYMENT. Landlord covenants and agrees that, upon Tenant’s payment of Minimum Rent and any Additional Rent and observing and performing all of the terms, covenants and conditions on Tenant’s part to be observed and performed, Tenant may peaceably and quietly enjoy the Leased Premises for the Term of this Lease, without hindrance or molestation by anyone claiming by or though Landlord; subject, nevertheless to the terms, covenants and conditions of this Lease.

26. NO RECORDATION. Tenant will not record or attempt to record this Lease or any memorandum thereof in any office of public recording.

27. ENVIRONMENTAL CONCERNS.

(A)	Other than normal office storage, Tenant will not store, handle, spill or discharge any hazardous or toxic substances or wastes at, on or about the Leased Premises or the Building, and will indemnify, defend and save harmless the Landlord from all fines, suits, procedures, claims, actions, damages and liability of any kind (including attorneys’ fees) arising out of or in any way connected with the storage or handling by the Tenant of, or any spills or discharges by the Tenant of, hazardous or toxic substances or wastes at, on or about the Leased Premises or the Building during the term of this Lease to the extent such hazardous or toxic substances or wastes were brought to the Leased Premises by Tenant. Landlord to be responsible for any preexisting conditions within the Building, and, to the best of Landlord’s knowledge, assures Tenant there are no known hazardous materials, including asbestos, within the Building.

(B)	Tenant’s obligations and liabilities under this paragraph will survive the term of this Lease, and will continue so long as Landlord may remain responsible for any spills or discharges of hazardous substances or wastes at the Leased Premises which occur during the term of this Lease to the extent such hazardous or toxic substances or wastes were brought to the Leased Premises by Tenant. Tenant’s failure to abide by the terms of this paragraph will be restrainable by injunction.

28. SIGNS. Landlord will obtain all door and directory signs for Tenant after Tenant has indicated in writing to Landlord how each sign should read. All signs will conform to all applicable municipal ordinances and regulations. Should Tenant request further signage over and above the customary signage at said location, Landlord agrees to assist Tenant with any applications of any municipal filings, etc., to be born by Tenant herein. Tenant will install no sign without prior approval of Landlord herein.

29. HOLDOVER. In the event Tenant will give notice, as stipulated above, of its intention to not reuse the Leased Premises at the end of the present term or any renewal or extension thereof, and will fail or refuse so to vacate the same on the date designated by such notice, Landlord, at its option, may treat Tenant as a holdover tenant, in which event Tenant will pay Landlord: (a) as agreed liquidation damages (and not as a penalty) for such wrongful retention, an amount equal to 1.5 times the Minimum Rent and 1.5 times the Additional Rent then in effect for the time Tenant thus remains in possession, and (b) all other direct damages, costs and expenses sustained by Landlord by reason of Tenant’s wrongful retention. If Tenant remains in possession with the consent of Landlord all the terms and conditions of this Lease will continue thereafter with full force precisely as if such notice had not been given and Minimum Rent will be adjusted as set forth in this Section.

30. UTILITIES & SERVICES. Tenant herein will be solely responsible for payment of all utilities used within the Leased Premises. Payments shall be made directly to the utility company if the Leased Premises are separately metered. If the Leased Premises is not separately metered, payments shall be made to the Landlord as part of the common area expense billing as outlined in Paragraph 1.

31. TENANT IMPROVEMENTS.

(A)	Plans. Tenant shall cause to be prepared design plans (the “Plans”) for the interior improvements to be made to the Leased Premises (the “Tenant Improvements”), excluding those improvements to be made by Landlord at its sole expense under other provisions of this Lease (“Shell”). Landlord shall construct or cause the construction of the Tenant Improvements pursuant to the Plans.

(B)	Construction Schedule and Procedures. Landlord shall arrange for the construction of the Tenant Improvements and use its commercially best efforts to ensure that all Tenant Improvements are completed, a Temporary Certificate of Occupancy (“TCO”) or Certificate of Occupancy (“CO”) has been received and the Premises is ready for Tenant to begin moving in its furnishings and equipment by no later than September 1, 2005. Landlord shall be the construction manager for the construction of the Tenant Improvements. Other than what is noted on the Plans, all decisions related to the construction of the Tenant Improvements shall be at Tenant’s discretion. Any additions and/or deletions to the Plans once construction has begun must be submitted to the contractor and a change order to the original bid shall be generated. Landlord shall consult with Tenant and obtain Tenant’s approval with respect to all material aspects of the construction and shall, at Tenant’s discretion, arrange for construction meetings as necessary. Landlord will be entitled to a fee equal to three percent (3%) of the contracted price for completion of Tenant Improvements as compensation for services rendered as construction manager. The successful bidder shall be subject to Tenant’s approval. Each bidder shall be requested to submit a sealed contract bid price on the basis of a fee (which may be fixed or based upon a percentage of the cost of the work) with a guaranteed maximum price to construct the Tenant Improvements. Tenant and Landlord shall together open and review all bids and shall select the successful bidder (“General Contractor” or “GC”). Landlord shall then enter into construction contract(s) with the GC selected by the Tenant, which contracts shall be subject to the party’s review and approval. Bids and invoices attributable to Tenant Improvements shall be properly separated from bids and invoices related Shell, expressly including all Additional Space work as described in Paragraph 33. Should Landlord and Tenant select the same GC, Landlord shall not received pricing from GC that is any more favorable than that which is afforded Tenant. This provision shall be expressly stated by Landlord to contractor(s) at time of bid and upon request by Tenant, contractor(s) shall be required to certify adherence to this provision. Landlord shall maintain for Tenant’s benefit an “open book” with respect to all costs incurred and shall present to Tenant for its review and approval copies of all invoices and other documentation relating to all costs incurred in the construction of improvements at the Leased Premises.

(C)	Construction. Landlord and Tenant shall promptly arrange to have the GC selected to construct the Tenant Improvements in accordance with the Plans and in a good and workmanlike manner and to the highest quality standards commensurate with the Plans and the money expended for materials and labor in constructing the Tenant Improvements. Landlord shall thereafter diligently proceed with all steps necessary and use its commercially best efforts to ensure the completion of the Tenant Improvements in accordance with the requirements set forth herein to achieve completion of the Tenant Improvements by September 1, 2005.

(D)	Allowance. Landlord will pay the cost of Tenant Improvements up to the amount of $20.00 per rentable square foot of the Leased Premises (“Tenant Allowance”). The Tenant Allowance may be used for the construction of the Tenant Improvements, including Tenant’s fixtures, payment of GC, architectural and engineering fees incurred in connection therewith, Tenant’s moving, signage, cabling, wiring for Tenant’s telecommunications system and other relocation costs, furniture and office equipment and any other costs incurred by Tenant. If costs are less than the Tenant Allowance, Landlord shall pay Tenant the difference in cash. If the cost to construct the Tenant Improvements exceeds the Tenant Allowance, the difference shall be paid by Tenant to Landlord upon the GC’s presentation of final invoice to Landlord.

(E)	Indemnification. Landlord acknowledges that Tenant’s existing lease agreement expires September 30, 2005, and acknowledges that it will use its best commercial efforts to complete all Tenant Improvements and obtain a TCO or CO by September 1, 2005 to allow Tenant sufficient time to move out of its existing location. Tenant hereby acknowledges that Landlord’s ability to complete all Tenant Improvements on a timely basis is affected by Tenant’s ability to make timely decisions. Landlord shall indemnify, defend and hold Tenant harmless from and against any loss, liability, claim, damage, obligation and expense (including reasonable attorneys’ fees), arising from or in connection with the failure of the Tenant Improvements to be substantially completed by September 1, 2005 (and the Tenant Improvements will be considered substantially completed upon receipt of a TCO or CO), including any rent, additional rent, fees, charges, penalties and other liabilities incurred by Tenant as a result of Tenant remaining in possession of its existing premises (“Holdover Costs”) according to the following schedule:

1.	If Tenant Improvements are not substantially complete (i.e., receipt of TCO or CO) by September 1, 2005, but are completed and TCO or CO obtained before November 1, 2005, Landlord will indemnify Tenant for 50% of the Holdover Costs.

2.	If Tenant Improvements are not substantially complete (i.e. receipt of TCO or CO) by November 1, 2005, Landlord will indemnify Tenant for 100% of the Holdover Costs.

32. OPTION(S) TO RENEW. Tenant will have the right, at its option, to renew the Term for two (2) additional period of five (5) years (the “Renewal Term”), on all of the same conditions as are in force immediately prior to the expiration of the Term, except that the Minimum Rent payable during the Renewal Term will be at ninety-five percent (95%) of the fair market value as mutually agreed upon by both parties. If Landlord and Tenant cannot agree on the Fair Market Value, the Fair Market Value shall be established by the following procedure: (1) Tenant and Landlord shall agree on a single MAI certified appraiser who shall have a minimum of ten (10) years experience in real estate leasing in the market in which the Leased Premises is located, (2) Landlord and Tenant shall each notify the other (but not the appraiser) of its determination of such Fair Market Value and the reasons therefore, (3) during the next seven (7) days both Landlord and Tenant shall prepare a written critique of the other’s determination and shall deliver it to the other party, (4) on the ten (10th) day following delivery of the critiques to each other, Landlord’s and Tenant’s determinations and critiques (as originally submitted to the other party, with no modifications whatsoever) shall be submitted to the appraiser, who shall decide whether Landlord’s or Tenant’s determination of Fair Market Value is more correct. The determination so chosen shall determine the rent payable for the Renewal Term (which shall be 95% of the Fair Market Value as selected by the appraiser). The appraiser shall not be empowered to choose any number other than the Landlord’s or Tenant’s. The fees of the appraiser shall be paid by the non-prevailing party. Tenant must provide Landlord with nine (9) months advance written notice regarding its intent to either exercise said Option(s) or to vacate the Premises.

33. RIGHT OF FIRST REFUSAL. Landlord hereby grants Tenant a Right of First Refusal (“Right”) on the remaining ±34,300 SF of space currently leased by Formation, Inc. (“Expansion Space”). Landlord agrees to offer said Expansion Space with a fit-out allowance of $20/SF prorated based on the remaining Term of this Lease. All other terms and conditions for the Expansion Space will mirror this Lease Tenant shall have said Right upon the expiration or earlier termination of the existing lease between Landlord and Formation, Inc., and Landlord covenants that Landlord will not extend or renew the terms of the existing lease with Formations, Inc. beyond its current expiration date of June 30, 2008. Landlord will not lease the Expansion Space to any other person or entity without first notifying Tenant in writing six (6) months prior to the date the Expansion Space will become vacant. Tenant will have thirty (30) days from receipt of notice to inform Landlord in writing of its intent regarding this space, either positively or negatively.

34. NEW MEZZANINE SPACE. Prior to the Commencement Date of this Lease, Landlord agrees to construct +9000 SF of mezzanine level office space which is included in the “Size” noted on Page 1 of Lease. Landlord shall bear all costs to construct this space which will include: structurally sound floor, drop ceiling, HVAC, electric, painted perimeter walls, and installation of exterior perimeter windows on the first and second floor. Tenant acknowledges that the type of windows to be installed along the side of the Building is dependent on information to be provided by a Structural Engineer. The Additional Space shall be constructed by Landlord in a manner and quality consistent with the second floor corner suite currently vacant.

35. EARLY TERMINATION. Landlord hereby grants Tenant the following options to the Early Termination of this Lease.

(A)	Tenant has the one-time right to terminate this Lease effective the fifth year anniversary of the Commencement date. Tenant must provide Landlord nine (9) months advance written notice of its intent to vacate the Building and pay a penalty equal to the stim of the unamortized portion of Tenant fit-out allowance using the straight line method of accounting over the remaining initial Term of Lease and broker’s commission, plus $300,000.

(B)	Tenant has the one-time right to buyout this Lease effective the seventh year anniversary of the Commencement date. Tenant must provide landlord nine (9) months advance written notice of its intent to vacate the Building and pay a penalty equal to the sum of the unamortized portion of Tenant fit-out allowance using the straight line method of accounting over the remaining initial Term of Lease and broker’s commission.

36. OTHER AREAS OF AGREEMENT. In addition to information contained herein, Landlord and Tenant agree to the following.

•	SUBSTITUTION: Landlord shall have no right to relocate tenant.

•	BUILDING LOBBY: This area will be for the exclusive use of Tenant.

•	SIGNAGE: At no additional expense to Tenant, Landlord will replace lettering on front facade of Building with Tenant’s name.

•	LANDSCAPING: Landlord will work with Tenant to achieve a mutually agreeable plan to upgrade the front entrance of the Building. Agreed upon work will be provided by Landlord at no expense to Tenant.

•	STRUCTURAL: Landlord at its sole cost and expense shall be 100% responsible for all structural and/or latent defects in the Building over the Term of the Lease and said Option periods.

•

ADA: Landlord warrants the Premises comply with requirements of the Americans with Disabilities Act (ADA) and regulations issued pursuant thereto, and compliance with the foregoing. Landlord agrees to indemnify and hold harmless Tenant for any violation of the ADA and the regulations issued pursuant thereto, as they relate to the Premises.

•	Toxins: Landlord warrants the Building and property contain no toxins, in particular asbestos and PCB’s.

•

AIR QUALITY: Landlord warrants the Building meets all generally accepted indoor air quality guidelines and standards for an office environment. Landlord agrees to conduct an annual air quality survey in conformance with the above standards upon Tenant’s written request.

•

Fire Safety: Landlord warrants the Building meets generally accepted National Fire Protection Association (NFPA) guidelines and standards suitable for an office environment. Landlord will comply with all township requirements at no cost to tenant (either directly, or in CAM or “Additional Charges”) at the time of Tenant’s occupancy. If additional requirements are required after Tenant takes occupancy, then implementation costs may be included in CAM as amortized over twenty (20) years using the straight-line method.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals the day and year first above written.

LANDLORD: LAKN MARLTON ASSOCIATES, LLC		TENANT: EASTERN RESEARCH, INC

By:	/s/ Howard E. Needleman	By:	/s/ Brian Long
	Howard E. Needleman, Member		Brian Long, Vice President of
Finance & Administration

Date:	3/17/05	Date:	3/18/05

EXHIBIT A

EXCLUSIONS TO OPERATING EXPENSES

Notwithstanding the foregoing, it is agreed that Annual Operating Costs shall not include:

a.	interest or amortization payments on any mortgage or any other financing or capital costs; legal expenses in enforcing the terms of any lease;

b.	expenses for repair or other work occasioned by fire or other casualty whether or not covered by insurance and expenses arising out of negligent or wrongful acts or omissions for which Landlord is responsible, including without limitation awards for personal injury and property damage, whether or not covered by insurance;

c.	Expenses incurred in the leasing or procuring of new tenants, including lease commissions and advertising expenses;

d.	Expenses for renting, repairing, improving or renovating space for new tenants;

e.	Initial cost of tools and equipment used in operation, repair or maintenance of Building;

f.	Any cost or expense to the extent Landlord is paid, reimbursed or entitled to payment or reimbursement from any person (other than as a payment for Annual Operating Costs), including but not necessarily limited to, (i) work or service performed for any tenant (including Tenant) at such tenant’s cost, (ii) the cost of any item for which Landlord is (or is entitled to be) paid or reimbursed by insurance or under warranty or pursuant to a judgment, award or settlement or otherwise, (iii) increased insurance due to acts of any tenant of Building, (iv) charges (including applicable taxes) for electricity, steam and other utilities for which Landlord is entitled to reimbursement from any tenant or with respect to any vacant rentable areas of the Building, and (v) the cost of any HVAC or other services provided to other tenants other than on during normal business hours on business days;

g.	The cost of installing, operating and maintaining any specialty service, such as any broadcasting facilities or luncheon club, not normally provided in office buildings;

h.	The cost of correcting defects in the design, construction, or equipping of the Building or in the Building equipment;

i.	Salaries and bonuses of officers/executives of Landlord or any other head office expense;

j.	The cost of any work or service performed for any tenant of the Building (other than Tenant) to a materially greater extent than that furnished generally to the tenants and other occupants (including Tenant);

k.	The cost of any work or service performed for any facility other than the Building;

l.	The cost of any repairs, alterations, additions, changes, replacements and other items which under generally accepted accounting principles are properly classified as capital expenditures or which are made in order to prepare for a tenant’s occupancy;

m.	Rental under any ground lease or other underlying lease;

n.	Any costs in Annual Operating Costs representing an amount paid to a person, firm, corporation or other entity related to or affiliated with Landlord or Landlord’s managing agent in excess of the fair market value of the service or items supplied by such entity;

o.	Any costs of painting or decorating any interior parts of Building other than common areas;

p.	Lease payments for rented equipment, the cost of which equipment would constitute an excluded capital expenditure if the equipment were purchased;

q.	Landlord’s general overhead except as it relates to the specific management of the Building;

r.	Management fees in excess of six percent (6%) of Rent (not including CAM/Additional Costs)

s.	Any profit or markup by Landlord on any item of expense;

t.	The cost of initial cleaning or the rubbish removal from the Building to be performed prior to final completion of Landlord’s work;

u.	Any amortization or depreciation or other non-cash items;

v.	Any item which is not an ordinary, necessary and reasonable operating expense of an office /industrial building;

w.	Travel, meals or entertainment; or

x.	The amount of any expense item in excess of prevailing market rate for such item.

Lease Term:	10 years	UPDATED	2/21/2006
Dates:	2/1/06 to 1/31/2016
Payments:	118
Total Rent:	*

Payment No	Date	***	***	***	***	***
1	Feb-06	***	***	***	***	***
2	Mar-06	***	***	***	***	***
3	Apr-06	***	***	***	***	***
4	May-06	***	***	***	***	***
5	Jun-06	***	***	***	***	***
6	Jul-06	***	***	***	***	***
7	Aug-06	***	***	***	***	***
8	Sep-06	***	***	***	***	***
9	Oct-06	***	***	***	***	***
10	Nov-06	***	***	***	***	***
11	Dec-06	***	***	***	***	***
12	Jan-07	***	***	***	***	***
13	Feb-07	***	***	***	***	***
14	Mar-07	***	***	***	***	***
15	Apr-07	***	***	***	***	***
16	May-07	***	***	***	***	***
17	Jun-07	***	***	***	***	***
18	Jul-07	***	***	***	***	***
19	Aug-07	***	***	***	***	***
20	Sep-07	***	***	***	***	***
21	Oct-07	***	***	***	***	***
22	Nov-07	***	***	***	***	***
23	Dec-07	***	***	***	***	***
24	Jan-08	***	***	***	***	***
25	Feb-08	***	***	***	***	***
26	Mar-08	***	***	***	***	***
27	Apr-08	***	***	***	***	***
28	May-08	***	***	***	***	***
29	Jun-08	***	***	***	***	***
30	Jul-08	***	***	***	***	***
31	Aug-08	***	***	***	***	***
32	Sep-08	***	***	***	***	***
33	Oct-08	***	***	***	***	***
34	Nov-08	***	***	***	***	***
35	Dec-08	***	***	***	***	***
36	Jan-09	***	***	***	***	***
37	Feb-09	***	***	***	***	***
38	Mar-09	***	***	***	***	***
39	Apr-09	***	***	***	***	***
40	May-09	***	***	***	***	***

Payment No	Date	***	***	***	***	***
41	Jun-09	***	***	***	***	***
42	Jul-09	***	***	***	***	***
43	Aug-09	***	***	***	***	***
		***	***	***	***	***

Lease Term:	10 years	UPDATED	2/21/2006
Dates:	2/1/06 to 1/31/2016
Payments:	118
Total Rent:	*

Payment No	Date	***	***	***	***	***
44	Sep-09	***	***	***	***	***
45	Oct-09	***	***	***	***	***
46	Nov-09	***	***	***	***	***
47	Dec-09	***	***	***	***	***
48	Jan-10	***	***	***	***	***
49	Feb-10	***	***	***	***	***
50	Mar-10	***	***	***	***	***
51	Apr-10	***	***	***	***	***
52	May-10	***	***	***	***	***
53	Jun-10	***	***	***	***	***
54	Jul-10	***	***	***	***	***
55	Aug-10	***	***	***	***	***
56	Sep-10	***	***	***	***	***
57	Oct-10	***	***	***	***	***
58	Nov-10	***	***	***	***	***
59	Dec-10	***	***	***	***	***
60	Jan-11	***	***	***	***	***
61	Feb-11	***	***	***	***	***
62	Mar-11	***	***	***	***	***
63	Apr-11	***	***	***	***	***
64	May-11	***	***	***	***	***
65	Jun-11	***	***	***	***	***
66	Jul-11	***	***	***	***	***
67	Aug-11	***	***	***	***	***
68	Sep-11	***	***	***	***	***
69	Oct-11	***	***	***	***	***
70	Nov-11	***	***	***	***	***
71	Dec-11	***	***	***	***	***
72	Jan-12	***	***	***	***	***
73	Feb-12	***	***	***	***	***
74	Mar-12	***	***	***	***	***
75	Apr-12	***	***	***	***	***
76	May-12	***	***	***	***	***
77	Jim-12	***	***	***	***	***
78	Jul-12	***	***	***	***	***
79	Aug-12	***	***	***	***	***

Payment No	Date	***	***	***	***	***
80	Sep-12	***	***	***	***	***
81	Oct-12	***	***	***	***	***
82	Nov-12	***	***	***	***	***
83	Dec-12	***	***	***	***	***
84	Jan-13	***	***	***	***	***
85	Feb-13	***	***	***	***	***
86	Mar-13	***	***	***	***	***

Lease Term:	10 years	UPDATED	2/21/2006
Dates:	2/1/06 to 1/31/2016
Payments:	118
Total Rent:	*

Payment No	Date	***	***	***	***	***
87	Apr-13	***	***	***	***	***
88	May-13	***	***	***	***	***
89	Jun-13	***	***	***	***	***
90	Jul-13	***	***	***	***	***
91	Aug-13	***	***	***	***	***
92	Sep-13	***	***	***	***	***
93	Oct-13	***	***	***	***	***
94	Nov-13	***	***	***	***	***
95	Dec-13	***	***	***	***	***
96	Jan-14	***	***	***	***	***
97	Feb-14	***	***	***	***	***
98	Mar-14	***	***	***	***	***
99	Apr-14	***	***	***	***	***
100	May-14	***	***	***	***	***
101	Jun-14	***	***	***	***	***
102	Jul-14	***	***	***	***	***
103	Aug-14	***	***	***	***	***
104	Sep-14	***	***	***	***	***
105	Oct-14	***	***	***	***	***
106	Nov-14	***	***	***	***	***
107	Dec-14	***	***	***	***	***
108	Jan-15	***	***	***	***	***
109	Feb-15	***	***	***	***	***
110	Mar-15	***	***	***	***	***
111	Apr-15	***	***	***	***	***
112	May-15	***	***	***	***	***
113	Jun-15	***	***	***	***	***
114	Jul-15	***	***	***	***	***
115	Aug-15	***	***	***	***	***
116	Sep-15	***	***	***	***	***
117	Oct-15	***	***	***	***	***
118	Nov-15	***	***	***	***	***

Payment No	Date	***	***	***	***	***
119	Dec-15	***	***	***	***	***
120	Jan-16	***	***	***	***	***

		***	***	***	***